SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

_________________

        Date of report (Date of earliest event reported): March 11, 2003

Inco Limited

        (Exact name of Registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	1-1143 (Commission file number)	98-0000676 (I.R.S. Employer Identification Number)

145 King Street West, Suite 1500
Toronto, Ontario M5H 4B7

(Address of Principal Executive Offices)

        Company’s telephone number, including area code: (416) 361-7511

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On March 3, 2003, Inco Limited (the “Registrant”) announced plans to sell privately two issues of convertible debentures in two separate concurrent offerings to be made pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). On March 4, 2003, the Registrant announced that it had entered into agreements to sell privately the two issues of convertible debentures, and announced on March 7, 2003 that it had completed the private sales of these securities. Copies of the press releases issued by the Registrant in reliance on Rule 135c under the Securities Act relating to these transactions are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        The following Exhibits are filed as part of this Report:

(1)     Exhibit 99

(99.1)

Press release of the Registrant dated March 3, 2003 announcing its plan to sell privately two issues of its convertible debentures, its Convertible Debentures due 2023 and its Subordinated Convertible Debentures due 2052;

(99.2)

Press release of the Registrant dated March 4, 2003 announcing that it had entered into purchase agreements with a group of initial purchasers to sell privately two issues of its convertible debentures, its Convertible Debentures due March 14, 2023 and its 3½% Subordinated Convertible Debentures due March 14, 2052; and

(99.3)

Press release of the Registrant dated March 7, 2003 announcing that it closed on the private sale of U.S. $241 million aggregate amount payable at maturity of its Convertible Debentures due March 14, 2023 and U.S. $220 million aggregate principal amount of its 3½% Subordinated Convertible Debentures due March 14, 2052.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INCO LIMITED

By: /s/ Stuart F. Feiner Stuart F. Feiner Executive Vice-President General Counsel and Secretary

Date: March 11, 2003

EXHIBIT INDEX

Exhibit No. Description Page

(1)     Exhibit 99

(99.1)

Press release of the Registrant dated March 3, 2003 announcing its plan to sell privately two issues of its convertible debentures, its Convertible Debentures due 2023 and its Subordinated Convertible Debentures due 2052;

(99.2)

Press release of the Registrant dated March 4, 2003 announcing that it had entered into purchase agreements with a group of initial purchasers to sell privately two issues of its convertible debentures, its Convertible Debentures due March 14, 2023 and its 3½% Subordinated Convertible Debentures due March 14, 2052; and

(99.3)

Press release of the Registrant dated March 7, 2003 announcing that it closed on the private sale of U.S. $241 million aggregate amount payable at maturity of its Convertible Debentures due March 14, 2023 and U.S. $220 million aggregate principal amount of its 3½% Subordinated Convertible Debentures due March 14, 2052.

EXHIBITS

EXHIBIT 99.1

INCO ANNOUNCES PLANS TO SELL PRIVATELY
TWO ISSUES OF CONVERTIBLE DEBENTURES
IN SEPARATE CONCURRENT OFFERINGS

Toronto, March 3, 2003 – Inco Limited (“Inco”) announced today that it expects to make separate but concurrent private offerings of its Convertible Debentures due 2023 (“Convertible Debentures”) and Subordinated Convertible Debentures due 2052 (“Subordinated Convertible Debentures”). Inco stated that it currently expects the Convertible Debentures to be offered and sold at a price that would be less than the amount payable at maturity and to also have a semi-annual cash interest coupon while the Subordinated Convertible Debentures are expected to have only a semi-annual cash interest coupon, subject to the Company’s right to defer interest payments on these subordinated securities for up to five years. Each offering is currently expected to close in early March 2003, subject to the satisfaction of customary closing conditions, and to result in gross proceeds to Inco of U.S.$200 million (U.S.$250 million if the initial purchasers exercise in full their over-allotment option covering each offering planned to be granted to them) for combined gross proceeds to Inco of U.S.$400 million (U.S.$500 million if the initial purchasers exercise in full their over-allotment options). The net proceeds from the concurrent offerings are expected to enable Inco to redeem all or a portion of either or both of its (i) 5.5% Convertible Redeemable Preferred Shares Series E having a U.S.$472 million aggregate liquidation preference and which are subject to mandatory redemption in 2006 and/or (ii) U.S.$173 million aggregate principal amount of 5¾% Convertible Debentures due 2004 and, accordingly, reduce the Company’s fixed charges.

The final terms of these securities have not been fixed. At this time, Inco expects that the Convertible Debentures and the Subordinated Convertible Debentures would be convertible at the option of the holders into Common Shares of Inco at a fixed conversion rate, subject to certain anti-dilution adjustment provisions, only in the event that (i) Inco’s Common Share price exceeds specified thresholds, (ii) the trading price of either of these convertible securities falls below specified thresholds, (iii) Inco were to call either of these convertible securities for redemption, or (iv) certain specified corporate events were to occur.

The Company also expects to have certain rights to redeem all or any portion of the Convertible Debentures and the Subordinated Convertible Debentures. In the case of the Convertible Debentures, these securities would rank equally and ratably with all of Inco’s existing and future unsecured and unsubordinated indebtedness. The Subordinated Convertible Debentures would be subordinated to all of Inco’s existing and future unsecured and unsubordinated indebtedness. In meeting the conversion, redemption, payment at maturity and other related terms of these securities, the Company would have the right to satisfy these obligations in cash, its Common Shares or any combination thereof.

The offering and sale of the Convertible Debentures and the Subordinated Convertible Debentures are to be made pursuant to Rule 144A under the U.S. Securities Act of 1933 (the “1933 Act”). The offerings will not be registered under the 1933 Act and none of the Convertible Debentures, the Subordinated Convertible Debentures or the Common Shares issuable upon conversion or certain other events will be offered or sold in the United States or to U.S. persons absent registration under the 1933 Act or the availability of an applicable exemption from such registration. None of these securities will be offered in Canada.

THIS ANNOUNCEMENT DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO PURCHASE, OR AN OFFER TO SELL, SECURITIES IN THE UNITED STATES OR ELSEWHERE.

This news release contains forward-looking statements regarding the Company and its financing arrangements, including our expectations that these offerings will be successfully completed consistent with the terms outlined above. Actual results and developments may differ materially from those contemplated by these statements depending on, among others, such key factors as market conditions, global political uncertainties, investor demand and the timing and final terms of such financing arrangements.

IN 03/06

March 3, 2003

EXHIBIT 99.2

INCO ENTERS INTO AGREEMENTS TO SELL PRIVATELY
TWO ISSUES OF CONVERTIBLE DEBENTURES
IN SEPARATE CONCURRENT OFFERINGS

Toronto, March 4, 2003 – Inco Limited (“Inco”) announced today that it has entered into agreements with a group of initial purchasers to issue and sell (1) U.S $241 million (U.S. $274 million if the overallotment option granted to the initial purchasers is exercised in full) aggregate amount payable at maturity of its Convertible Debentures due March 14, 2023 (“Convertible Debentures”), representing U.S.$ 220 million in gross proceeds to Inco (U.S. $ 250 million if the overallotment option is exercised in full) and (2) U.S. $220 million (U.S. $250 million if the overallotment option granted to the initial purchasers is exercised in full) aggregate principal amount of its Subordinated Convertible Debentures due March 14, 2052 (“Subordinated Convertible Debentures”). Each Convertible Debenture is being offered and sold at a price of U.S.$913.81 and will have a semi-annual cash interest coupon equal to approximately 1.09% per year on the issue price (equivalent to 1.00% per year on the U.S. $1,000 amount per Convertible Debenture payable at maturity). The Subordinated Convertible Debentures are being offered and sold at their stated principal amount (U.S $1,000 per Subordinated Convertible Debenture) and will have a semi-annual cash interest coupon of 3½% per year, subject to the Company’s right to defer interest payments thereon securities for up to five years.

The offerings are currently expected to close on March 7, 2003, subject to the satisfaction of customary closing conditions, and to result in combined gross proceeds to Inco of U.S.$440 million (U.S.$500 million if the initial purchasers exercise in full their over-allotment options). The net proceeds from the concurrent offerings will enable Inco to redeem all or a portion of either or both of its (i) 5.5% Convertible Redeemable Preferred Shares Series E having a U.S.$472 million aggregate liquidation preference and which are subject to mandatory redemption in 2006 and/or (ii) U.S.$173 million aggregate principal amount of 5¾% Convertible Debentures due 2004 and, accordingly, reduce the Company’s fixed charges. The closing of each offering is not conditioned on the other offering being completed.

The Convertible Debentures and the Subordinated Convertible Debentures will be convertible at the option of the holders into Common Shares of Inco at the conversion rates referred to below, subject to certain anti-dilution adjustment provisions, only in the following circumstances: (i) Inco’s Common Share price, calculated over a specified period, has exceeded 120% of the effective conversion price of the Convertible Debentures or the Subordinated Convertible Debentures, as applicable; (ii) the trading price of the Convertible Debentures or the Subordinated Convertible Debentures, as applicable, over a specified period has fallen below 95% of the amount equal to Inco’s then prevailing Common Share price times the applicable conversion rate; (iii) Inco were to call the Convertible Debentures or the Subordinated Debentures, as applicable, for redemption; or (iv) certain specified corporate events were to occur. Each Convertible Debenture will be convertible into 31.9354 Common Shares, representing an initial conversion price of approximately U.S. $28.61 per Common Share or 43% above the closing sale price of Inco’s Common Shares on the New York Stock Exchange on March 3, and each Subordinated Convertible Debenture will be convertible into 38.4423 Common Shares, representing a conversion price of approximately U.S. $26.01 per Common Share or 30% above the closing sale price of Inco’s Common Shares on the New York Stock Exchange on March 3.

Holders of the Convertible Debentures will have the right to have Inco redeem these Debentures at their issue price plus accrued interest on March 7 in each of 2010, 2014 and 2018. The Company will have the right to redeem the Convertible Debentures at any time on or after March 19, 2010. The Company will have the right to redeem the Subordinated Convertible Debentures on or after March 19, 2008 if Inco’s Common Shares trade over a specified period above 125% of the conversion price for these subordinated securities. Holders of the Subordinated Convertible Debentures will have no right to require Inco to redeem these subordinated securities.

In the case of the Convertible Debentures, these securities will rank equally and ratably with all of Inco’s existing and future unsecured and unsubordinated indebtedness. The Subordinated Convertible Debentures will be subordinated to all of Inco’s senior indebtedness, which includes, among other obligations, all of its existing and future unsecured and unsubordinated indebtedness. In meeting the conversion, redemption, payment at maturity and other related terms of these securities, the Company will have the right to satisfy these obligations in cash, its Common Shares or any combination thereof.

The offering and sale of the Convertible Debentures and the Subordinated Convertible Debentures are being made pursuant to Rule 144A under the U.S. Securities Act of 1933 (the “1933 Act”). The offerings have not been registered under the 1933 Act and none of the Convertible Debentures, the Subordinated Convertible Debentures or the Common Shares issuable upon conversion or certain other events may be offered or sold in the United States or to U.S. persons absent registration under the 1933 Act or the availability of an applicable exemption from such registration. None of these securities are being offered in Canada.

THIS ANNOUNCEMENT DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO PURCHASE, OR AN OFFER TO SELL, SECURITIES IN THE UNITED STATES OR ELSEWHERE.

This news release contains forward-looking statements regarding the Company and its financing arrangements, including our expectations that these offerings will be successfully completed consistent with the terms outlined above. Actual results and developments may differ materially from those contemplated by these statements depending on, among others, satisfaction of customary closing conditions which may be affected by market conditions and global political developments.

IN 03/07

March 4, 2003

EXHIBIT 99.3

INCO CLOSES ON PRIVATE SALES OF
TWO ISSUES OF CONVERTIBLE DEBENTURES

Toronto, March 7, 2003 – Inco Limited (“Inco”) announced today that, pursuant to the agreements it had previously announced with a group of initial purchasers, it had completed the issuance and sale of (1) U.S $241 million aggregate amount payable at maturity of its Convertible Debentures due March 14, 2023 (“Convertible Debentures”), representing U.S.$ 220 million in gross proceeds to Inco, and (2) U.S. $220 million aggregate principal amount of its Subordinated Convertible Debentures due March 14, 2052 (“Subordinated Convertible Debentures”). Each Convertible Debenture was offered and sold at a price of U.S.$913.81 and will have a semi-annual cash interest coupon equal to approximately 1.09% per year on the issue price (equivalent to 1.00% per year on the U.S. $1,000 amount per Convertible Debenture payable at maturity). The Subordinated Convertible Debentures were offered and sold at their stated principal amount (U.S $1,000 per Subordinated Convertible Debenture) and will have a semi-annual cash interest coupon equal to 3½% per year, subject to the Company’s right to defer interest payments thereon for up to five years.

Inco received total combined gross proceeds from these two issues of convertible debt securities of U.S.$440 million. At any time up until early April 2003, the initial purchasers may exercise the previously announced options granted to them to purchase up to approximately $33 million aggregate amount payable at maturity of Convertible Debentures and up to $30 million aggregate principal amount of its Subordinated Convertible Debentures solely for the purpose of covering overallotments. As previously announced, the net proceeds from the concurrent offerings will enable Inco to redeem all or a portion of either or both of its (i) 5.5% Convertible Redeemable Preferred Shares Series E having a U.S.$472 million aggregate liquidation preference and which are subject to mandatory redemption in 2006 and/or (ii) U.S.$173 million aggregate principal amount of 5¾% Convertible Debentures due 2004 and, accordingly, reduce the Company’s fixed charges.

The Convertible Debentures and the Subordinated Convertible Debentures are convertible at the option of the holders into Common Shares of Inco at the conversion rates referred to below, subject to certain anti-dilution adjustment provisions, only in the following circumstances: (i) Inco’s Common Share price, calculated over a specified period, has exceeded 120% of the effective conversion price of the Convertible Debentures or the Subordinated Convertible Debentures, as applicable; (ii) the trading price of the Convertible Debentures or the Subordinated Convertible Debentures, as applicable, over a specified period has fallen below 95% of the amount equal to Inco’s then prevailing Common Share price times the applicable conversion rate; (iii) Inco were to call the Convertible Debentures or the Subordinated Debentures, as applicable, for redemption; or (iv) certain specified corporate events were to occur. Each Convertible Debenture is convertible into 31.9354 Common Shares, representing an initial conversion price of approximately U.S. $28.61 per Common Share or 43% above the closing sale price of Inco’s Common Shares on the New York Stock Exchange on March 3, and each Subordinated Convertible Debenture is convertible into 38.4423 Common Shares, representing a conversion price of approximately U.S. $26.01 per Common Share or 30% above the closing sale price of Inco’s Common Shares on the New York Stock Exchange on March 3.

Holders of the Convertible Debentures have the right to have Inco redeem these Debentures at their issue price plus accrued interest on March 14 in each of 2010, 2014 and 2018. The Company will have the right to redeem the Convertible Debentures at any time on or after March 19, 2010. The Company will have the right to redeem the Subordinated Convertible Debentures on or after March 19, 2008 if Inco’s Common Shares trade over a specified period above 125% of the conversion price for these subordinated securities. Holders of the Subordinated Convertible Debentures will have no right to require Inco to redeem these subordinated securities.

In the case of the Convertible Debentures, these securities will rank equally and ratably with all of Inco’s existing and future unsecured and unsubordinated indebtedness. The Subordinated Convertible Debentures will be subordinated to all of Inco’s senior indebtedness, which includes, among other obligations, all of its existing and future unsecured and unsubordinated indebtedness. In meeting the conversion, redemption, payment at maturity and other related terms of these securities, the Company will have the right to satisfy these obligations in cash, its Common Shares or any combination thereof.

The offering and sale of the Convertible Debentures and the Subordinated Convertible Debentures have been made pursuant to Rule 144A under the U.S. Securities Act of 1933 (the “1933 Act”). The offerings have not been registered under the 1933 Act and none of the Convertible Debentures, the Subordinated Convertible Debentures or the Common Shares issuable upon conversion or certain other events may be offered or sold in the United States or to U.S. persons absent registration under the 1933 Act or the availability of an applicable exemption from such registration. None of these securities were offered in Canada.

THIS ANNOUNCEMENT DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO PURCHASE, OR AN OFFER TO SELL, SECURITIES IN THE UNITED STATES OR ELSEWHERE.

This news release contains forward-looking statements regarding the redemption of the Company’s 5.5% Convertible Redeemable Preferred Shares Series E and 5¾% Convertible Debentures due 2004 . The actual application of the proceeds of the offerings may be affected by market conditions and global political developments.

IN 03/09

March 7, 2003